UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 12, 2004

Date of Report (Date of earliest event reported)

Seacoast Financial Services Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	000-25077	04-1659040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Compass Place, New Bedford, Massachusetts	02740
(Address of principal executive offices)	(Zip Code)

(508) 984-6000

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On April 12, 2004, Sovereign Bancorp, Inc. (“Sovereign”) and Seacoast Financial Services Corporation (“Seacoast”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger, dated as of January 26, 2004, between Sovereign and Seacoast (the “Amended Agreement”), which sets forth the terms and conditions pursuant to which Seacoast will be merged with and into Sovereign (the “Merger”). Under the terms of the Amended Agreement, stockholders of Seacoast will be entitled to receive cash, shares of Sovereign common stock or a combination of cash and Sovereign common stock in exchange for their shares of Seacoast common stock, subject to election and allocation procedures which are intended to ensure that, in the aggregate, 75% of the Seacoast shares of common stock will be exchanged for Sovereign common stock and 25% will be exchanged for cash.

The foregoing description is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety. The foregoing description is also qualified in its entirety by reference to the Agreement and Plan of Merger, dated as of January 26, 2004, between Sovereign and Seacoast previously filed by Sovereign with the Securities and Exchange Commission on Form 8-K and is hereby incorporated herein by reference in its entirety as Exhibit 99.2.

The press release issued by Seacoast with respect to the announcement of the above-described transaction is attached hereto as Exhibit 99.3 and is hereby incorporated herein by reference in its entirety.

The press release issued by Sovereign with respect to the announcement of the above-described transaction is attached hereto as Exhibit 99.4 and is hereby incorporated herein by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits

Exhibit 99.1	Amendment to Agreement and Plan of Merger between Sovereign Bancorp, Inc. and Seacoast Financial Services Corporation dated as of April 12, 2004 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K as filed by Sovereign Bancorp, Inc. with the Securities and Exchange Commission on April 13, 2004)

Exhibit 99.2	Agreement and Plan of Merger between Sovereign Bancorp, Inc. and Seacoast Financial Services Corporation dated as of January 26, 2004 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K as filed by Sovereign Bancorp, Inc. with the Securities and Exchange Commission on January 29, 2004)

Exhibit 99.3	Press Release of Seacoast Financial Services Corporation dated April 14, 2004*

Exhibit 99.4	Press Release of Sovereign Bancorp, Inc. dated April 12, 2004 (incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K as filed by Sovereign Bancorp, Inc. with the Securities and Exchange Commission on April 13, 2004)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST FINANCIAL SERVICES CORPORATION

Date: April 15, 2004	By:	/s/ Kevin G. Champagne
	Name:	Kevin G. Champagne
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Amendment to Agreement and Plan of Merger between Sovereign Bancorp, Inc. and Seacoast Financial Services Corporation dated as of April 12, 2004 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K as filed by Sovereign Bancorp, Inc. with the Securities and Exchange Commission on April 13, 2004)

Exhibit 99.2	Agreement and Plan of Merger between Sovereign Bancorp, Inc. and Seacoast Financial Services Corporation dated as of January 26, 2004 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K as filed by Sovereign Bancorp, Inc. with the Securities and Exchange Commission on January 29, 2004)

Exhibit 99.3	Press Release of Seacoast Financial Services Corporation dated April 14, 2004*

Exhibit 99.4	Press Release of Sovereign Bancorp, Inc. dated April 12, 2004 (incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K as filed by Sovereign Bancorp, Inc. with the Securities and Exchange Commission on April 13, 2004)

*	Filed herewith.